UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 1, 2003
                                                          -------------


                                 FIND/SVP, INC.
             (Exact name of registrant as specified in its charter)

New York                            0-15152                  13-2670985
------------------------    ------------------------         ------------------
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                             Identification No.)

              625 Avenue of the Americas, New York, New York 10011
              ----------------------------------------------------
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code (212) 645-4500
                                                           --------------

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by FIND/SVP, Inc. (the "Company") on April 16, 2003 disclosing, among other events, the acquisition (the "Acquisition") of Guideline Research Corp. together with its subsidiaries Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and Tabline Data Services, Inc., (collectively "Guideline"). This Current Report on Form 8-K/A attaches hereto as Exhibit 99.1 and incorporates by reference herein Guideline's audited financial statements for the years ended January 31, 2002 and 2001. In addition, this Current Report on Form 8-K/A attaches hereto as Exhibits 99.2 and 99.3 and incorporates by reference herein, respectively, Guideline's unaudited financial statements for the nine months ended October 31, 2002 and 2001 and the Company's unaudited pro forma combined financial information giving effect to the Acquisition.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

No.  Description

99.1     Guideline  Research  Corp.  and  Subsidiaries   Consolidated  Financial
         Statements as of January 31, 2002 and 2001 and for the years then ended.

99.2     Guideline  Research  Corp.  and  Subsidiaries   Condensed  Consolidated
         Financial Statements as of October 31, 2002 and for the nine months ended October 31, 2002 and 2001.

99.3 FIND/SVP, Inc.'s unaudited pro forma combined balance sheet as of December 31, 2002 and unaudited pro forma combined statement of operations for the twelve months ended December 31, 2002 giving effect to the acquisition of Guideline Research Corp., and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIND/SVP, Inc.


Date: June 16, 2003                    By: /s/ DAVID WALKE
                                           ----------------
                                       Name:  David Walke
                                       Title: Chief Executive Officer


Date: June 16, 2003                    By: /s/ PETER M. STONE
                                           ------------------
                                       Name:  Peter M. Stone
                                       Title: Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)

                                  EXHIBIT INDEX

No.  Description

99.1     Guideline  Research  Corp.  and  Subsidiaries   Consolidated  Financial
         Statements as of January 31, 2002 and 2001 and for the years then ended.

99.2     Guideline  Research  Corp.  and  Subsidiaries   Condensed  Consolidated
         Financial Statements as of October 31, 2002 and for the nine months ended October 31, 2002 and 2001.

99.3 FIND/SVP, Inc.'s unaudited pro forma combined balance sheet as of December 31, 2002 and unaudited pro forma combined statement of operations for the twelve months ended December 31, 2002 giving effect to the acquisition of Guideline Research Corp., and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.